                                                                    EXHIBIT 10.4

                                   BELK, INC.

                       EXECUTIVE LONG TERM INCENTIVE PLAN

                                   CERTIFICATE

This CERTIFICATE and the attached Exhibit A set forth the terms and conditions under which Belk will issue shares of Belk, Inc. Class B common stock ("Stock") to Executive based on the extent to which Belk meets or exceeds the Performance Goals for each Performance Period of the Executive Long Term Incentive Plan ("LTI Plan") as defined in Exhibit A. All of the terms used in this CERTIFICATE and in Exhibit A that begin with a capital letter are either defined in this CERTIFICATE, in Exhibit A or in the Belk Inc. 2000 Incentive Stock Plan, which is incorporated by reference.

Executive: ______________________________________

Target Number of Shares: _________________________________

                                  Plan __    Plan __    Plan __     Plan __
Performance Period                  FY         FY         FY           FY
                                    FY         FY         FY           FY

Performance Goals

 Cumulative Sales Goal
  ($ in Million)

 EBIT Goal

 ROIC Trigger

                                    BELK INC.

                                     BY: ___________________________________

                                     DATE: ___________________________________

                                    EXHIBIT A

                              Terms and Conditions

Section 1. Executive. The term "Executive" means the designated Belk senior executive who has been selected by the Committee in its discretion to participate in the LTI Plan for a Performance Period within the first 90 days of such Performance Period. The Committee shall have the right in its discretion to add or remove Executives from participation in the LTI Plan for a given Performance Period.

Section 2. Target Number of Shares. The term "Target Number of Shares" means the number of shares of Stock shown opposite such term on the CERTIFICATE.

Section 3. Definitions.

      3.1 Business Criteria. The term "Business Criteria" for purposes of this Program means (1) Belk's return on invested capital, (2) Belk's cumulative sales, and (3) Belk's normalized earnings before interest and taxes.

      3.2 Committee. The term "Committee" means the Compensation Committee of the Board of Directors of Belk, or, if all the members of such Committee fail to satisfy the requirements to be an "outside director" under Section 162(m) of the Code, a sub-committee of such committee which consists solely of members who satisfy such requirements.

      3.3 Performance Period. The term "Performance Period" means the three consecutive fiscal year period for Belk that is shown opposite such term on the CERTIFICATE.

Section 4. Performance Goals.

      4.1 General. The Committee shall set forth in writing the Performance Goals for each Participant for a Performance Period no later than 90 days after the beginning of such Performance Period based on such Business Criteria as the Committee deems appropriate under the circumstances. The Committee shall have the right to use different Business Criteria for different Participants, and the Committee shall have the right to set different Performance Goals for Participants whose goals look to the same Business Criteria. The Business Criteria for each Participant may be based on company-wide performance, division-specific performance, department-specific performance, personal performance or on any combination of such criteria. No later than 90 days after the beginning of the Performance Period, the Committee shall establish the general, objective rules which the Committee will use to determine the extent, if any, that a Participant's Performance Goals have been met and the specific, objective rules, if any, regarding any exceptions to the use of such general rules. Further, in determining whether the Performance Goals for a Performance Period have been satisfied, the Committee may look at the performance of Belk on the first day of the Performance Period, the last day of the Performance Period, or either such date if there is an acquisition, disposition, or other corporate transaction involving Belk during such Performance Period.

      4.2 Specific Performance Goals. The Performance Goals for a Performance Period shall be based on an ROIC Trigger, a Cumulative Sales Goal and/or an EBIT Goal.

      4.3 ROIC Trigger and Adjustments. The term "ROIC Trigger" means the return on invested capital goal for Belk for the Performance Period shown opposite such term on the CERTIFICATE. No shares shall be issued to Executive for the Performance Period if Belk fails to at least meet the ROIC Trigger for the Performance Period.

      4.4 Cumulative Sales Goal.

                  (a) Goal and Goal Adjustments. The term "Cumulative Sales
            Goal" means the cumulative sales goal for Belk for the Performance Period shown opposite such term on the CERTIFICATE.

                  (b) Shares Subject to Goal. Fifty percent (50%) of the Target
            Number of Shares of Stock shall be subject to the Cumulative Sales Goal, and no such shares shall be issuable to Executive for the Performance Period under this Section 4.4 if Belk's cumulative sales for the Performance Period are less than 95% of the Cumulative Sales Goal for such period.

                  (c) Percentage of Target Number of Shares to be Issued. If
            Belk's cumulative sales for the Performance Period equal or exceed 95% of the Cumulative Sales Goal for such period, then the percentage of the Target Number of Shares of Stock issuable (subject to Section 5 and Section 6) under this Section 4.4 to Executive shall be based on the percentage of the Cumulative Sales Goal which Belk reaches as follows:

Percentage Reached         Percentage of Shares Subject to Goal
------------------         ------------------------------------
     95%                                   40%
     96%                                   45%
     97%                                   55%
     98%                                   67%
     99%                                   82%
    100%                                  100%
    101%                                  115%
    102%                                  127%
    103%                                  137%
    104%                                  144%
    105%                                  149%
    106%                                  153%
    107%                                  156%
    108%                                  158%
    109%                                  159%
    110% or higher                        160%

      4.5 EBIT Goal.

                  (a) Goal and Goal Adjustments. The term "EBIT Goal" means the earnings before interest and taxes goal as a percentage of sales for Belk for the Performance Period shown opposite such term on the CERTIFICATE.

                  (b) Shares Subject to Goal. Fifty percent (50%) of the Target
            Number of Shares of Stock shall be subject to the EBIT Goal, and no such shares shall be issuable to Executive for the Performance Period under this Section 4.5 if Belk's earnings before interest and taxes for the Performance Period is less than 90% of the EBIT Goal for such period.

                  (c) Percentage of Target Number of Shares to be Issued. If
            Belk's earnings before interest and taxes for the Performance Period equal or exceed 90% of the EBIT Goal for such period, then the percentage of the Target Number of Shares of Stock issuable (subject to Section 5 and Section 6) under this Section 4.5 to Executive shall be based on the percentage of the EBIT Goal which Belk reaches as follows:

Percentage Reached                 Percentage of Shares Subject to Goal
------------------                 ------------------------------------
         90%                                        40%
         91%                                        41%
         92%                                        42%
         93%                                        43%
         94%                                        47%
         95%                                        51%
         96%                                        56%
         97%                                        63%
         98%                                        73%
         99%                                        85%
        100%                                       100%
        101%                                       115%
        102%                                       127%
        103%                                       137%
        104%                                       144%
        105%                                       149%
        106%                                       153%
        107%                                       156%
        108%                                       158%
        109%                                       159%
        110% or higher                             160%

      4.6 Rounding and Interpolation. All percentage figures computed under this
Section 4 shall be rounded to the nearest one tenth (1/10th) of a percent, all dollar figures computed under this Section 4 shall be rounded to the nearest dollar, the number of shares of Stock issuable under Section 4.4 and Section 4.5 shall be rounded up to the nearest whole share and the Committee shall (wherever the Committee deems appropriate) interpolate between the percentages shown in
Section 4.4 and Section 4.5 to determine the number of whole shares of Stock to be issued to Executive.

      4.7 Certification. The Committee at the end of each Performance Period shall certify the extent, if any, to which the Performance Goals set for each Participant for such Performance Period have been met and shall determine the number of whole shares of Stock issuable to a Participant based on the extent, if any, to which he or she met his or her Performance Goals. However, the Committee shall have the right to reduce (but not to increase) the number of whole shares of Stock determined under this Section 4 to the extent that the Committee acting in its discretion determines that the Performance Goals set for a Participant for a Performance Period no longer were appropriate for such Participant at the end of such Performance Period. If the Committee certifies that shares of Stock are issuable to a Participant for any Performance Period, shares of Class B common Stock shall be issued under the Belk Inc. 2000 Incentive Stock Plan as soon as practical after such certification has been made and in any event no later than 2-1/2 months after the end of the Performance Period.

      4.8 Maximum Shares of Stock. The maximum number of Shares of Stock issuable under this Section 4 to Executive for a Performance Period shall be 100,000.

Section 5. Employment Requirement.

      5.1 General Rule. Executive shall forfeit Executive's right to the issuance of any shares of Stock pursuant to Section 4.4 or Section 4.5 if Executive fails for any reason whatsoever to remain employed throughout the Performance Period by Belk, a Belk Affiliate or a Belk Subsidiary except to the extent provided in Section 5.2.

      5.2 Exceptions.

                  (a) Employed After Performance Period Started. No forfeiture shall be effected under Section 5.1 if Executive was employed by Belk, a Belk Affiliate or a Belk Subsidiary after the start of the Performance Period and remained so employed through the end of the Performance Period, but the number of shares of Stock issuable to Executive, if any, shall be determined under Section 5.2(e).

                  (b) Death. No forfeiture shall be effected under Section 5.1 if Executive's employment by Belk, a Belk Affiliate or a Belk Subsidiary terminates during the

            Performance Period as a result of Executive's death, but the number of shares of Stock issuable on behalf of Executive, if any, shall be determined under Section 5.2(e) and such shares shall be issued to Executive's estate.

                  (c) Disability. No forfeiture shall be effected under Section
            5.1 if Executive's employment is terminated during the Performance Period by Belk, a Belk Affiliate or a Belk Subsidiary because the Board deems that Executive is no longer able even with reasonable accommodation to perform the essential functions of Executive's job as a result of a physical or mental impairment, but the number of shares of Stock issuable to Executive, if any, shall be determined under Section 5.2(e).

                  (d) Retirement. No forfeiture shall be effected under Section
            5.1 if Executive with the consent of the Board or the Committee retires or otherwise separates from employment under circumstances which the Board or Committee determines should be treated as the equivalent of retirement during the Performance Period and Executive for the remainder of the Performance Period refrains from engaging in any employment related activities which the Board or Committee deems inconsistent with Executive's status as a retired employee of Belk, a Belk Affiliate or a Belk Subsidiary, but the number of shares of Stock issuable to Executive, if any, shall be determined under Section 5.2(e).

                  (e) One Year Minimum and Pro-Ration Rules.

                        (1) Executive shall forfeit Executive's right to the
                  issuance of any shares of Stock pursuant to Section 4.4,
                  Section 4.5 and this Section 5.2(e) unless

                  Executive was employed by Belk, a Belk Affiliate or a Belk Subsidiary for at least one full year in the Performance Period.

                        (2) If Executive was employed by Belk, a Belk Affiliate
                  or a Belk Subsidiary for at least one full year in the Performance Period, the number of shares of Stock otherwise issuable to or on behalf of Executive shall be reduced by the Committee pursuant to this Section 5.2(e) to reflect the fact that Executive was so employed for less than the full Performance Period. The Committee shall determine the reduced number of shares of Stock to be issued under the Plan to Executive by multiplying the number of shares of Stock otherwise issuable to Executive pursuant to Section 4 by a fraction, the numerator of which shall be the number of full years and one half years (rounding down to the nearest one half year) that Executive was employed by Belk, a Belk Affiliate or a Belk Subsidiary in such Performance Period and the denominator of which shall be three (3), and then rounding up to the nearest whole share of Stock.

Section 6. Stock Issuance and Minimum Tax Withholding. The Committee as soon as practicable after the end of the Performance Period shall determine the number of whole shares of Stock, if any, to be issued to Executive and shall notify Executive of the value assigned to such shares by Belk, the minimum income tax withholding due on such shares based on such assigned value and Executive's deadline for making a payment to Belk equal to such minimum income tax withholding. If Executive fails to make such payment by such deadline, Belk shall reduce the total number of whole shares of Stock to be issued to or on behalf of Executive by a number sufficient for Belk to pay the minimum income tax withholding due on all such shares of Stock based on the value assigned by Belk to such shares of Stock and shall then issue the reduced number of shares of Stock to or on behalf of Executive. If Executive makes such payment, there will be no reduction in the total number of shares of Stock issued to Executive pursuant to this Section 6, and the total number of shares of Stock due shall be issued to or on behalf of Executive.

Section 7. Belk, Inc. 2000 Incentive Stock Plan. Any Shares of Stock issued to or on behalf of Executive pursuant to the CERTIFICATE and this Exhibit A shall be issued subject to the terms and conditions set forth in the Belk, Inc. 2000 Incentive Stock Plan.

Section 8. Reference. All references in this Exhibit A or the Certificate to sections (Section) shall be to sections (Section) of this Exhibit A.

Section 9. Administration, Amendment and Termination. The Committee shall have the power to interpret and administer this Program as the Committee in its absolute discretion deems in the best interest of Belk and the Committee to the extent practicable shall do so to protect Belk's right to deduct, in light of
Section 162(m) of the Internal Revenue Code, any shares of Stock issuable under the LTI Plan to any participant who is treated under Section 162(m) of the Internal Revenue Code as a "covered employee". The Committee shall have the power to amend this program from time to time as the Committee deems necessary or appropriate and to terminate this program if the Committee deems such termination in the best interest of Belk.